Exhibit 10.197

FIRST AMENDMENT PURCHASE AND SALE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”)is entered into this 15th day of December, 2014, by and between SENTINEL ACQUISITIONS CORP., a Delaware corporation (“Purchaser”), and SH 23 HUNDRED TIC, LLC, a Tennessee limited liability company (“SH”), BGF 23HUNDRED, LLC, a Delaware limited liability company (“BGF”), and 23HUNDRED, LLC, a Delaware limited liability company (“23Hundred”; and with SH and BGF, collectively referred to herein as “Seller”).

WITNESSETH:

WHEREAS, Purchaser and Seller, entered into that certain Purchaser and Sale Agreement dated December 10, 2014 (the “Agreement”), regarding the real property located at 2300 Franklin Pike, Nashville, Tennessee 37204, and commonly known as 23Hundred Berry Hill (the “Property”); and

WHEREAS, Seller and Purchaser wish to enter into this Amendment to modify the Agreement as set forth below.

NOW, THEREFORE, for and in consideration of the agreements set forth herein, the sufficiency of which consideration is hereby acknowledged, the parties hereby agree as follows:

1.       Recitals. The foregoing recitals are true and correct and are incorporated herein by reference.

2.       General Provisions. All capitalized terms in this Amendment shall have the same meaning as set forth in the Agreement, except if otherwise noted herein. Except as expressly amended and modified by this Amendment, all of the terms, covenants, conditions, and agreements of the Agreement shall remain in full force and effect. In the event of any conflict between the provisions of the Agreement and the provisions of this Amendment, this Amendment shall control.

3.       Closing Date. Notwithstanding anything to the contrary in the Agreement, the Inspection Date shall be December 17, 2014.

4.       Miscellaneous. The parties intend that faxed or scanned and emailed signatures constitute original signatures and that a faxed or scanned and emailed Amendment containing the signatures (original or copies) of Seller and Purchaser is binding on the parties. This Amendment may be executed in multiple counterparts, each counterpart of which shall be deemed an original and any of which may be introduced into evidence or used for any purpose without the production of the other counterpart or counterparts.

[SIGNATURES APPEAR ON FOLLOWING PAGE.]

[SIGNATURE PAGE TO FIRST AMENDMENT TO AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the day and year first above written.

SELLER:

SH 23HUNDRED TIC, LLC, a Tennessee limited liability company

By:	Stonehenge 23Hundred JV Member, LLC, a Tennessee limited liability company, its sole member

	By:	Stonehenge 23Hundred Manager, LLC, a Tennessee limited liability company, its Manager

		By:	/s/ Todd Jackovich
Todd Jackovich, its Manager

BGF 23HUNDRED LLC, a Delaware limited liability company

By:	Bluerock Growth Fund, LLC, its sole member

	By:	Bluerock Fund Manager, LLC, its manager

		By:	/s/ Jordan Ruddy
Jordan Ruddy, its Authorized Signatory

23HUNDRED, LLC, a Delaware limited liability company

By:	BR Stonehenge 23Hundred JV, LLC, its sole member

	By:	BR Berry Hill Managing Member, LLC, its manager

		By:	BEMT Berry Hill, LLC, its manager

			By:	Bluerock Residential Holdings, L.P., its sole member

				By:	Bluerock Residential Growth REIT, Inc., its general partner

					By:	/s/ Michael L. Konig
Michael L. Konig, its
Senior Vice President and
Chief Operating Officer

[SIGNATURES CONTINUED ON TIIE FOLLOWING PAGE.]

[SIGNATURE PAGE TO FIRST AMENDMENT TO AGREEMENT (continued)]

PURCHASER:

SENTINEL ACQUISITIONS CORP., a Delaware
corporation

By:	/s/ Noel G. Belli
Name:	Noel G. Belli
Title:	Vice President

[END OF SIGNATURES]